File Number: 333-108472
                                                Filed Pursuant to Rule 497(e) of
                                                      the Securities Act of 1933





                                                                 August 23, 2006

             Important Notice Regarding Change in Investment Policy
               of Pioneer Oak Ridge Small Cap Growth Fund

                         Supplement to the April 1, 2006
                       Class A, B and C Shares Prospectus

The fund will institute the following investment policy change on November 1, 2006, and the corresponding section of the prospectus will read as follows. Please refer to the prospectus for the full text of the supplemented section.

Basic information about the fund

Principal investment strategies
Normally, the fund invests at least 80% of its net assets (plus the amount of borrowings, if any, for investment purposes) in equity securities of small capitalization companies. Small companies are those with market values, at the time of investment, that do not exceed the greater of the market capitalization of the largest company within the Russell 2000 Index or the 3-year rolling average of the market capitalization of the largest company within the Russell 2000 Index as measured at the end of the preceding month. The Russell 2000 Index is comprised of the 2,000 smallest placeplaceU.S. domiciled, publicly traded stocks that are included in the Russell 3000 Index. The size of the companies in the index changes with market conditions and the composition of the index. For purposes of the fund's investment policies, equity securities include common stocks, convertible debt and other equity instruments, such as exchange-traded funds (ETFs) that invest primarily in equity securities, depositary receipts, warrants, rights, equity investments in real estate investment trusts (REITs) and preferred stocks.


The fund will provide written notice to shareholders at least 60 days prior to any change to the requirement that it invest at least 80% of its assets in equity securities of small capitalization companies.


                                                                   19847-00-0806
                                        (C) 2006 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC